THE MANAGERS FUNDS

MANAGERS SMALL COMPANY FUND

Supplement dated March 8, 2006

to the Statement of Additional Information

dated May 1, 2005

The following information supplements and supersedes any information to the contrary relating to Managers Small Company Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Statement of Additional Information dated May 1, 2005.

At a meeting held on March 3, 2006, the Fund’s Board of Trustees approved the appointment of Epoch Investment Partners, Inc. (“Epoch”) as an additional Subadvisor of the Fund effective March 8, 2006. Prior to March 8, 2006, Kalmar Investment Advisers (“Kalmar”) was the sole Subadvisor of the Fund. Effective March 8, 2006, Kalmar and Epoch each manage a portion of the Fund. All references in the Statement of Additional Information to the Subadvisor of the Fund shall now include Epoch.

In addition, the Statement of Additional Information is hereby amended as follows:

The following information is added in the section under the heading “Portfolio Managers of the Funds - Small Company Fund”:

Other Accounts Managed by the Portfolio Managers

Epoch Investment Partners, Inc. (“Epoch”) is a Subadvisor to the Managers Small Company Fund. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl and Joseph W. Donaldson. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Manager: William W. Priest

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	4	$402,614,224	0	0
Other Pooled Investment Vehicles	18	$1,175,997,275	4	$24,305,632
Other Accounts	124	$656,424,615	0	0

Portfolio Manager: David N. Pearl

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	3	$287,535,698	0	0
Other Pooled Investment Vehicles	18	$1,175,997,275	4	$24,305,632
Other Accounts	124	$656,424,615	0	0

Portfolio Manager: Joseph W. Donaldson

Type of Account	Number Of Accounts Managed	Total Assets Managed	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	1	$209,471,510	0	0
Other Pooled Investment Vehicles	4	$173,931,793	0	0
Other Accounts	3	$18,419,746	0	0

Conflicts of interest may be presented by a portfolio manager’s management of the Fund and management of other accounts, such as potential conflicts related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Potential conflicts of interests could be presented, in particular, if the Fund and other accounts have different advisory fees, objectives and benchmarks. Epoch has policies and procedures in place that are reasonably designed to prevent conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures include a policy that investment opportunities be allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of the portfolio managers’ other accounts have different investment objectives, strategies and policies than that of the Fund. For example, some of the other accounts invest all, or a substantial portion, of their assets in non-U.S. securities or in large- and mid-capitalization securities. Other accounts are managed using a “balanced” investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities. On occasion, Epoch, its principals or employees may purchase or sell for their own accounts securities also purchased for clients or recommended to clients. Epoch maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Mr. Priest, Mr. Pearl and Mr. Donaldson are shareholders of Epoch Holding Company, the parent company of Epoch. For their services, they each receive a fixed annual salary plus a discretionary bonus determined by Epoch’s management committee. They do not receive pre- or after-tax performance compensation that is based upon the Fund, any other mutual fund, commingled account, or private account, or the value of assets held in such funds or accounts. Mr. Priest, Mr. Pearl and Mr. Donaldson do not receive any special or additional compensation from Epoch for their services as Portfolio Managers to the Fund.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own shares of Managers Small Company Fund.

The following information is added in Appendix A under the heading “Small Company Fund”:

Epoch Investment Partners, Inc.

When Epoch votes proxies for a client, it seeks to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. All proxy voting decisions will be made under the supervision of Epoch’s compliance department.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS’s proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for its files. Additionally, the Chief Compliance Officer of Epoch will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with Epoch’s fiduciary duties.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch’s interests and those of its clients. A summary of the ISS proxy voting guidelines is attached as Exhibit B.

Exhibit B to Appendix A of the Statement of Additional Information is deleted and replaced by the following:

Exhibit B

ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS’s proxy voting policy guidelines.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE